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                             DIRECTOR LIFE SERIES II
                              SEPARATE ACCOUNT FIVE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-36349

     SUPPLEMENT DATED SEPTEMBER 30, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

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             SUPPLEMENT DATED SEPTEMBER 30, 2003 TO YOUR PROSPECTUS

Hartford MidCap HLS Fund Sub-Account is closed to all premium payments and transfers of Account Value for all policies with a policy effective date of November 1, 2003 and after. Your policy effective date is shown on page 3 of your policy. The Fund will remain available for investment for policies with a policy effective date of October 31, 2003 and before.

Effective November 3, 2003, the name of Hartford Growth and Income HLS Fund is changed to Hartford Disciplined Equity HLS Fund. In connection with this name change, the fund has added an express provision that it will invest at least 80% of its assets in equity securities.

The following paragraph is added at the end of the section entitled, "Limitations on Transfer of Account Values":

Hartford has earlier versions of variable annuities and other variable life insurance policies that use the same underlying Funds as this policy. These older variable annuities and life insurance policies may have different Sub-Account transfer restrictions or, in some cases, no transfer restrictions at all.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4796